FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS FINANCIAL CORPORATION $49.5 billion in assets at June 30, 2003 Among 25 largest U.S. banks Banking offices in 9 states Brokerage offices in 15 states Insurance relationships throughout U.S. Over $2.5 billion in mortgage production during the second quarter Nearly 700 banking offices 757 ATM's 145 brokerage offices Serving 2.0 million households 16,003 employees

2000-2002 2002-2007 2007 0.019 0.048 31.3 0.029 0.072 34.6 31.6 North 45.9 46.9 45 43.9 MARKET FOCUS POPULATION GROWTH Based on data produced by Claritas, Inc. (Regions Footprint includes the states of Alabama, Arkansas, Florida, Georgia, Louisiana, North Carolina, South Carolina, Tennessee and Texas.) % CHANGE IN POPULATION (projected) = United States = Regions Footprint

2000 2002 2007 28.1 29 31.3 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 MARKET FOCUS HOUSEHOLD GROWTH Projected Increase of 2.3 Million Households in Regions Footprint by 2007 (Regions Footprint includes the states of Alabama, Arkansas, Florida, Georgia, Louisiana, North Carolina, South Carolina, Tennessee and Texas.) HOUSEHOLDS IN REGIONS FOOTPRINT (IN MILLIONS) (projected) Based on data produced by Claritas, Inc.

1Q01 2Q02 2Q03 Banking 85.3 82.3 85.2 Investment Banking/Brokerage/Trust 24 141.6 173.2 Mortgage Banking 28.7 48 87 Insurance 9.4 16.8 17 49.7% 43.5% 29.7% FEE INCOME AS PERCENTAGE OF TOTAL REVENUES Excludes securities gains = Banking = Mortgage Banking = Investment Banking/Brokerage/Trust = Insurance

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20 38 23 14 5 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 8 26 41 7 18 MORGAN KEEGAN ADAPTING TO MARKET CONDITIONS 1st Qtr 2nd Qtr 12 39 28 17 4 12 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 FYE 7/31/93 FYE 7/31/98 YTD 6/30/03 = Dividends, Interest and Other = Private Client = Fixed Income Capital Markets = Equity Capital Markets = Investment Advisory and Trust

= Total Customer Assets 1999 12/31/2001 6/30/2002 12/31/2002 6/30/2003 All Other 179 31.6 32 32.7 35.5 1148.08 989.82 875.4 976.22 MORGAN KEEGAN CUSTOMER ASSETS = Total S&P 500 Index

1998 1999 2000 2001 2002 6/30/2003 3Q02 4Q02 1Q03 2Q03 Average Assets per FA 36.2 43.2 45.4 42.9 44.4 51 0.7 0.7 0.71 0.73 MORGAN KEEGAN AVERAGE ASSETS PER FINANCIAL ADVISOR

COMMUNITY BANKING BUBBLES WEIGHTED BY ECONOMIC PROFIT

2Q02 3Q02 4Q02 1Q03 2Q03 4 Amount of Avg. Loans 24.4 24.8 25.1 25.4 25.5 COMMUNITY BANKING AVERAGE LOANS

2Q02 3Q02 4Q02 1Q03 2Q03 17.9 18.1 18.8 19.1 19.5 AVERAGE LOW-COST DEPOSITS

2003 SALES FOCUS CHAIRMAN'S CLUB / CHART-THE-COURSE Outbound Calls 632,488 896,738 41.8% Completed Profiles 237,794 419,667 76.5% Relationship Bank Referrals 244,547 360,928 47.6% Teller Referrals 438,643 855,831 95.1% YTD 2002 YTD 2003 % Change * As of 6/30/03 there are 115 branches on track to become Chairman's Club Winners in 2003. 2000 2001 2002 2003* Chairman's Club Winners 16 40 95 115

40% 2Q02 3Q02 4Q02 1Q03 2Q03 Regions 1026 1078 1124 1225 1431 EQUITY ASSETLINE

FY 2002 YTD 6/30/03 Sales 50.4 90.4 FIXED ANNUITY SALES $90 $50

REGIONS / MORGAN KEEGAN REFERRAL TREND June 30, 2003 Vs. June 30, 2002 180% Increase in Brokerage Fee Referrals Paid to Bank Branches 44% Increase in Commercial Loan Referrals Paid to Morgan Keegan Brokers

FINANCIAL PERFORMANCE

EARNINGS PER DILUTED SHARE* *Adjusted for effect of FAS 142 and one time non-recurring charges in 2Q01 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 0.6 0.62 0.65 0.66 0.66 0.67 0.7 0.7 0.71 0.73 (PER SHARE)

2Q02 3Q02 4Q02 1Q03 2Q03 Regions 0.1857 0.1893 0.1876 0.2004 0.1921 Peers 0.2184 0.2137 0.2128 0.2198 0.2238 INVESTMENT SECURITIES AS A PERCENTAGE OF TOTAL ASSETS * Peer Group includes Amsouth, BB&T, Comerica, Compass, Fifth Third, National Commerce, SouthTrust, Union Planters, Wachovia

2Q02 2Q03 Low Cost Deposits 0.57 0.62 LOW COST DEPOSITS AS A PERCENT OF TOTAL DEPOSITS

NET LOAN LOSSES AT REGIONS HISTORICALLY BELOW INDUSTRY 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 1Q03 2Q03 Regions 0.0044 0.0035 0.0028 0.0019 0.0017 0.0013 0.0015 0.0025 0.0028 0.0037 0.0031 0.0041 0.0036 0.0025 0.0029 Industry* 0.0143 0.0159 0.0127 0.0085 0.005 0.0049 0.0058 0.0064 0.0067 0.0061 0.0067 0.0094 0.0097 0.0096 * FDIC-insured commercial banks

1999 2000 2001 2002 6/30/2003 East 0.0168 0.0149 0.0151 0.012 0.0106 PAST DUE LOANS > 30 DAYS AS A PERCENTAGE OF OUTSTANDING LOANS

2Q02 3Q02 4Q02 1Q03 2Q03 East 0.012 0.0111 0.0103 0.0108 0.0102 NON-PERFORMING ASSETS AS PERCENTAGE OF OUTSTANDING LOANS 1.02% 1.20%

2Q00 2Q01 2Q02 2Q03 2Q03 East 0.012 0.0124 0.0139 0.0144 0.0102 LOAN LOSS RESERVE AS A PERCENTAGE OF LOANS

* 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 0.037 0.075 0.081 0.085 0.089 0.095 0.111 0.134 0.143 0.159 0.173 0.191 0.205 0.227 0.255 0.291 0.345 0.364 0.382 0.418 0.436 0.455 0.52 0.6 0.66 0.7 0.8 0.92 1 1.08 1.12 1.16 1.24 32 Consecutive Years Of Increased Dividends * Indicated OUTSTANDING DIVIDEND RECORD

CAPITAL RATIOS Tier 1 Capital 8.55% 9.11% Total Capital 13.58 13.81 Tier 1 Leverage 6.81 7.22 Board authorization to repurchase up to 12.6MM shares of common stock Increase in quarterly cash dividend to $0.32/share 6/30/02 6/30/03

Regions S&P 500 S&P 500 Financial 1/4/2002 100 100 100 1/11/2002 98.85 97.74 96.73 1/18/2002 101.45 96.21 97.1 1/25/2002 103.92 96.7 95.97 2/1/2002 103.06 95.79 92.02 2/8/2002 102.8 93.6 89.96 2/15/2002 104.41 94.33 88.04 2/22/2002 104.02 93.12 84.78 3/1/2002 108.53 96.75 90.41 3/8/2002 112.52 99.56 97.29 3/15/2002 115.51 99.75 98.83 3/22/2002 113.69 98.27 97.93 3/29/2002 114.09 98.17 97.99 4/5/2002 112.92 96.08 97.33 4/12/2002 115.35 95.11 94.96 4/19/2002 116.78 96.33 96.72 4/26/2002 114.68 92.16 90.61 5/3/2002 118.04 91.94 91.79 5/10/2002 116.08 90.4 90.01 5/17/2002 119.9 94.89 95.91 5/24/2002 118.84 92.94 92.86 5/31/2002 119.73 91.54 90.69 6/7/2002 118 88.18 87.29 6/14/2002 115.98 86.46 84.44 6/21/2002 117.22 84.91 84.13 6/28/2002 117.72 85.02 84.13 7/5/2002 119.39 84.97 84.36 7/12/2002 113.7 79.2 78.9 7/19/2002 106.53 72.88 73.78 7/26/2002 110.18 73.32 69.16 8/2/2002 113.77 74.33 70.61 8/9/2002 118.89 78.19 76.14 8/16/2002 119.8 79.97 77.34 8/23/2002 117.52 81.02 78.8 8/30/2002 119.63 78.91 77.24 9/6/2002 119.76 77.03 73.78 9/13/2002 115.38 76.71 72.89 9/20/2002 108.15 72.89 66.46 9/27/2002 109.77 71.38 66.37 10/4/2002 95.85 69.08 62.74 10/11/2002 104.53 72.12 66.88 10/18/2002 112.71 76.37 74.46 10/25/2002 115.75 77.51 75.12 11/1/2002 117.88 77.83 77.16 11/8/2002 110.58 77.34 75.53 11/15/2002 115 78.69 77.95 11/22/2002 118.25 80.5 81.57 11/29/2002 117.33 81.02 81 12/6/2002 113.59 78.97 78.77 12/13/2002 111.46 77.03 76.78 12/20/2002 113.71 77.6 79.11 12/27/2002 112.75 75.87 75.27 1/3/2003 117.7451634 78.77 78.5 1/10/2003 119.7798532 80.44 81.29 1/17/2003 117.8785857 78.23 79.79 1/24/2003 113.275517 74.73 74.67 1/31/2003 113.2088059 74.27 73.62 2/7/2003 109.6064043 72.05 70.49 2/14/2003 109.4062708 72.54 70.61 2/21/2003 110.7404937 73.72 71.65 2/28/2003 111.8745831 73.15 71.46 3/7/2003 111.0740494 72.12 70.3 3/14/2003 109.2728486 72.54 70.35 3/21/2003 116.4109406 77.99 77.55 3/28/2003 113.7091394 75.19 74.71 4/4/2003 114.4096064 76.55 77.81 4/11/2003 112.6084056 75.67 77.66 4/17/2003 114.90994 77.88 81.93 4/25/2003 116.1440961 78.34 81.68 5/2/2003 118.1120747 81.11 84.57 5/9/2003 116.7111408 81.43 84.15 5/16/2003 117.9452969 82.44 85.64 5/23/2003 116.7778519 81.48 84.48 5/30/2003 121.7478319 84.16 89.24 6/6/2003 124.7831888 86.3 94.48 6/13/2003 123.915944 86.42 94.95 6/20/2003 122.4816544 87.05 93.47 6/27/2003 119.4796531 85.38 91.47 7/3/2003 120.6804536 86.23 93.35 7/11/2003 123.3822548 87.36 97.12 7/18/2003 127.3849233 86.95 97.75 7/25/2003 129.0860574 87.42 98.27 8/1/2003 125.4169446 85.84 94.33 8/8/2003 125.3835891 85.64 95.83 8/15/2003 126.2841895 86.86 97.2 8/22/2003 123.0486991 87.09 95.78 8/29/2003 124.4829887 88.42 96.39 $124.48 $96.39 $88.42 Regions S&P 500 S&P 500 Financial RF STRONG RETURN IN 2002 AND 2003

REGIONS FINANCIAL CORPORATION... A diversified provider of financial services products Operating in strong markets and communities across the South With a long history of consistent performance for shareholders